Exhibit 10.2

FIRST AMENDMENT

THIS FIRST AMENDMENT dated as of May 4, 2017 (this “Amendment”) amends the Amended and Restated Global Senior Credit Agreement (the “Global Credit Agreement”) dated as of April 14, 2016 among Prologis, L.P. (“Prologis”), certain Affiliate Borrowers from time to time party thereto, Prologis, Inc., as guarantor, the Lenders from time to time party thereto, and Bank of America, N.A., as Global Administrative Agent, and such other Agents named therein.  Unless otherwise defined herein, capitalized terms used herein have the respective meanings set forth in the Global Credit Agreement.

WHEREAS, the parties have agreed to amend certain terms and provisions of the Global Credit Agreement as more particularly described herein;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.AMENDMENTS.  Upon the effectiveness hereof, the Global Credit Agreement shall be amended as set forth below.

1.1Amendments to Article I.

(a)Deleted Definition.  The definition of “Fitch Rating” and all references in the Global Credit Agreement to “Fitch Rating” are deleted.

(b)Additional Definitions.  The following definitions are added in proper alphabetical order:

“Pesos” or “Ps$” means the lawful currency of Mexico.

“TIIE” means the Interbank Equilibrium Interest Rate.

“TIIE Rate” means the rate per annum equal to the Interbank Equilibrium Interest Rate, or a comparable or successor rate that is approved by the applicable Funding Agent, as published by Banco de Mexico in the Federation’s Official Gazette (or such other commercially available source providing such quotations as may be designated by the applicable Funding Agent from time to time) at or about 2:00 p.m. (Mexico City, Mexico time) with a term equivalent to the applicable Interest Period. If the TIIE Rate for any Interest Period shall be less than zero (0), such rate shall be deemed to be zero (0) for such Interest Period for all purposes of this Agreement.

“TIIE Rate Loan” means a Committed Loan denominated in Pesos that bears interest based on the TIIE Rate.

First Amendment to Amended and Restated

Global Senior Credit Agreement

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(c)Restated Definitions.  The following definitions are amended in their entirety to read as follows:

“Alternative Currencies” means (a) for the U.S. Tranche, each of Euro, Sterling, Yen, Peso, and Canadian Dollars, (b) for the Euro Tranche, each of Dollars, Sterling and Yen, (c) for the Yen Tranche, each of Dollars, Euro and Sterling, and (d) for each Supplemental Tranche, each alternative currency set forth in the Supplemental Addendum.  Prologis may from time to time request that Eurocurrency Rate Loans be made in a currency other than those specifically listed in this definition of “Alternative Currency;” provided that such requested currency is a lawful currency (and in no event the currency of a Sanctioned Country) that is readily available and freely transferable and convertible into Dollars (in the case of the U.S. Tranche), Euros (in the case of the Euro Tranche) and Yen (in the case of the Yen Tranche).  In the case of any such request with respect to the making of Eurocurrency Rate Loans, such request shall be subject to the approval of Global Administrative Agent, the applicable Funding Agent and the applicable Tranche Required Lenders.

“Applicable Margin” means, at any time, with respect to the applicable Borrowings, the applicable percentage per annum set forth in the table below opposite the applicable ratings of Prologis, determined in accordance with the following: If Prologis has ratings from both Moody’s and S&P, then the Applicable Margin will be based upon the higher such rating unless the difference between the ratings is two or more rating levels, in which case the Applicable Margin will be based upon the rating level that is one level below the higher rating.  If Prologis has only one such rating, then the Applicable Margin will be based on such rating.  If Prologis does not have either rating, then the highest Applicable Margin will apply.

Moody’s Rating	S&P Rating	Base Rate Loans/ ABR Rate Loans	Eurocurrency Rate Committed Loans/CDOR Rate Loans/TIIE Rate Loans/ Substitute Rate Loans/ Letter of Credit Fees/ Money Market Rate Loans	Facility Fee
Less than Baa3 or not rated	Less than BBB- or not rated	0.55%	1.55%	0.30%
Baa3	BBB-	0.200	1.20%	0.25%
Baa2	BBB	0.00%	1.00%	0.20%
Baa1	BBB+	0.00%	0.90%	0.15%
A3	A-	0.00%	0.85%	0.125%
A2 or better	A or better	0.00%	0.80%	0.10%

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Each change in the Applicable Margin resulting from a publicly announced change in the Moody’s Rating or S&P Rating, as applicable, shall be effective during the period commencing on the fifth Business Day following the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change.

“Default Rate” means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Base Rate, the ABR Rate, the CDOR Rate or the TIIE Rate, as applicable, plus (ii) the Applicable Margin, if any, applicable to Base Rate Loans, ABR Rate, CDOR Rate Loans and TIIE Rate Loans, plus (iii) 2% per annum; provided that with respect to a Eurocurrency Rate Loan, a CDOR Rate Loan, a TIIE Rate Loan, a Substitute Rate Loan, a Money Market Rate Loan and a Supplemental Rate Loan, if any, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Margin) otherwise applicable to such Loan plus 2% per annum, and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Margin plus 2% per annum.

“Interest Payment Date” means, (a) as to any Eurocurrency Rate Loan (including any Euro Swing Line Loan), any CDOR Rate Loan, any TIIE Rate Loan or any Substitute Rate Loan (i) the last day of each Interest Period applicable to such Loan and (ii) the Maturity Date; provided that if any Interest Period for a Eurocurrency Rate Loan, CDOR Rate Loan, a TIIE Rate Loan or Substitute Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; (b) as to any Base Rate Loan, Money Market Rate Loan or ABR Rate Loan, (i) the last Business Day of each March, June, September and December and (ii) the Maturity Date; and (c) as to any Supplemental Rate Loan that is not a Eurocurrency Rate Loan, the dates set forth in the applicable Supplemental Addendum.

“Interest Period” means (a) as to each Eurocurrency Rate Loan or CDOR Rate Loan, as applicable, the period commencing on the date such Eurocurrency Rate Loan or such CDOR Rate Loan, as applicable, is disbursed or (in the case of any Eurocurrency Rate Committed Loan) converted to or continued as a Eurocurrency Rate Loan or a CDOR Rate Loan, as applicable, and ending on the date seven, fourteen or twenty-one days (to the extent available for the requested currency) or one, two, three or six months thereafter, as selected by the applicable Borrower in the applicable Committed Loan Notice or applicable Bid Request, (b) as to any Substitute Rate Loan, a period agreed upon by the applicable Borrower and Euro Funding Agent (after consultation with the Lenders) or, in the absence of such agreement, a period of one month or such lesser period as Euro Funding Agent deems customary in the relevant market for loans bearing interest based upon a rate similar to the Substitute Rate, (c) as to each Absolute Rate Loan, a period of not less than 14 days and not more than 180 days as selected by the applicable Borrower in its Bid Request, and (d) as to each TIIE Rate Loan, the period from

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the date such TIIE Rate Loan is disbursed or continued as a TIIE Rate Loan, as applicable, to the date occurring 28, 91, or, if available from all applicable Lenders, 182 days, thereafter, as selected by the applicable Borrower in the applicable U.S. Committed Loan Notice (or any such other period as may be agreed to by the applicable Borrower and each applicable U.S. Lender); provided that:

(i)any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a Eurocurrency Rate Loan, a CDOR Rate Loan, a TIIE Rate Loan or a Substitute Rate Loan, such next succeeding Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day;

(ii)any Interest Period for a Eurocurrency Rate Loan, a CDOR Rate Loan, a TIIE Rate Loan or a Substitute Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(iii)no Interest Period shall extend beyond the Maturity Date.

“Revaluation Date” means (a) with respect to any Eurocurrency Rate Loan, CDOR Rate Loan, TIIE Rate Loan or Substitute Rate Loan or L/C Obligations denominated in an Alternative Currency, the first Business Day of each calendar month, and (b) such additional dates as Global Administrative Agent, any Funding Agent or any L/C Issuer shall reasonably determine or the Required Lenders shall reasonably require.

“Responsible Officer” means the chief executive officer, the president, the chief financial officer, a representative director, any managing director, any senior vice president, any vice president, the treasurer or any assistant treasurer of a Loan Party and, solely for purposes of notices given pursuant to Articles II, III, IV and V, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to Global Administrative Agent.  Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Type” means (a) with respect to a U.S. Committed Loan, its character as a Base Rate Loan (for a Dollar denominated U.S. Committed Loan), a Eurocurrency Rate Committed Loan, a CDOR Rate Loan (for a Canadian Dollar denominated U.S. Committed Loan) or a TIIE Rate Loan (for a Peso denominated U.S. Committed Loan), (b) with respect to a Euro Committed Loan, its character as a Eurocurrency

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Rate Committed Loan or a Substitute Rate Loan, (d) with respect to a Yen Committed Loan, its character as a Eurocurrency Rate Committed Loan, a Base Rate Loan (for a Dollar denominated Yen Committed Loan) or an ABR Rate Loan (for a Yen denominated Yen Committed Loan), and (e) with respect to a Bid Loan, its character as an Absolute Rate Loan or a Eurocurrency Margin Bid Loan.

“U.S. Committed Borrowing” means a borrowing consisting of simultaneous U.S. Committed Loans of the same Type and, in the case of Eurocurrency Rate Loans, CDOR Rate Loans and TIIE Rate Loans, having the same Interest Period made by each U.S. Lender (other than the applicable U.S. Non-Qualified Lenders) pursuant to Section 2.1.

“U.S. Committed Loan Notice” means a notice of (a) a U.S. Committed Borrowing, (b) a conversion of U.S. Committed Loans denominated in Dollars from one Type of Dollar-denominated Loans to the other or (c) a continuation of Eurocurrency Rate Committed Loans, CDOR Rate Loans or TIIE Rate Loans, pursuant to Section 2.3.1, which shall be substantially in the form of Exhibit A-1 or such other form as may be approved by U.S. Funding Agent (including any form on an electronic platform or electronic transmission system as shall be approved by U.S. Funding Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower.

(d)Amended Definitions.

(i)The definition of “Business Day” is amended by deleting the word “and” at the end of clause (iv), deleting the period at the end of clause (v), adding “; and” at the end of clause (v) and adding the following new clause (vi) at the end thereof:

(vi)if such day relates to a TIIE Rate Loan, any day other than a day on which commercial banks are authorized to close under the Laws of, or are in fact closed in Mexico City, Mexico.

(ii)The definition of “Permitted Liens” is amended by replacing clause (i) therein with the following:

(i)any netting or set-off arrangement entered into by any Company in the normal course of its banking arrangements for the purpose of netting debit and credit balances or any set-off arrangement that arises by operation of law as a result of any Company opening a bank account, or any Lien over bank accounts or set-off rights in respect of bank accounts that arise under general terms and conditions of any financial institution as a result of a Company holding a bank account in the Netherlands (and not Liens granted by a Company outside of such general terms and conditions), other than pursuant to any conditional positive pledge obligation included in such general terms and conditions,

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(e)Amendment to Section 1.4.  Section 1.4(b) is amended in its entirety to read as follows:

(b)Wherever in this Agreement in connection with a Committed Borrowing, conversion, continuation or prepayment of a Eurocurrency Rate Loan, a CDOR Rate Loan, a TIIE Rate Loan, or the issuance, amendment or extension of a Letter of Credit, or a Swing Line Loan, an amount (such as a required minimum or multiple amount) is expressed in a Primary Currency of the applicable Tranche, but such Committed Borrowing, Eurocurrency Rate Loan, CDOR Rate Loan, TIIE Rate Loan, Letter of Credit or Swing Line Loan is denominated in an Alternative Currency, such amount shall be the relevant Foreign Currency Equivalent of such Primary Currency amount (rounded to the nearest unit of such Foreign Currency, with 0.0001 of a unit being rounded upward), as determined by the applicable Funding Agent on the applicable Revaluation Date under and in accordance with the provisions of this Agreement.

1.2Amendments to Article II.

(a)The last sentence of Section 2.1 is amended in its entirety to read as follows:

U.S. Committed Loans denominated in Dollars may be Base Rate Loans or Eurocurrency Rate Loans, U.S. Committed Loans denominated in Canadian Dollars may be CDOR Rate Loans, U.S. Committed Loans denominated in Pesos may be TIIE Rate Loans, and U.S. Committed Loans denominated in any other Alternative Currency may be Eurocurrency Rate Loans, as further provided herein.  U.S. Committed Loans denominated in Pesos may only be requested by a Domestic Borrower under the U.S. Tranche.

(b)Section 2.2.3(a)(i) is amended in its entirety to read as follows:

(i)On the Trigger Date, the outstanding principal amount of U.S. Committed Loans denominated in an Alternative Currency (other than an Alternative Currency denominated in Euro, Sterling, Yen, or Canadian Dollars) shall be converted to Dollars at the Dollar Equivalent thereof based on the Spot Rate as of the Trigger Date, but only if any portion of such U.S. Committed Loans is funded with a U.S. Fronting Loan.  Once converted to Dollars pursuant to the foregoing sentence, such U.S. Committed Loans shall be denominated in Dollars for all purposes of this Agreement.  After giving effect to such conversion, on the Trigger Date or as soon as practicable thereafter, U.S. Funding Agent shall notify each U.S. Non-Qualified Lender of its obligation to fund its participation in each applicable U.S. Fronting Loan.  Each applicable U.S. Non-Qualified Lender shall make the amount of its participation in each applicable U.S. Fronting Loan specified in such notice available to U.S. Funding Agent in Same Day Funds for the account of the applicable Fronting Lender at U.S. Funding Agent’s Office for payments in the same currency as the applicable U.S. Fronting Loan (after giving effect to the conversion described above in this clause (i)) not later than 1:00 p.m. on the Business Day specified in such notice.  The applicable Borrower shall

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indemnify each applicable Agent and Lender for any loss, cost or expense incurred by such Agent or Lender in connection with any conversion of U.S. Committed Loans pursuant to this clause (i), together with any amounts owed pursuant to Section 7.5.

(c)Section 2.3.1 is amended in its entirety to read as follows:

Section 2.3.1Procedures for U.S. Committed Borrowings.  Each U.S. Committed Borrowing, each conversion of U.S. Committed Loans denominated in Dollars from one Type of Dollar-denominated Loans to the other, and each continuation of Eurocurrency Rate Committed Loans or TIIE Rate Loans shall be made upon the requesting U.S. Borrower’s irrevocable notice to U.S. Funding Agent, which may be given by (A) telephone, or (B) a U.S. Committed Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to U.S. Funding Agent of a U.S. Committed Loan Notice.  Each such notice must be received by U.S. Funding Agent not later than 11:00 a.m. (a) three Business Days prior to the requested date of any U.S. Committed Borrowing of, conversion to or continuation of Eurocurrency Rate Committed Loans (other than a U.S. Committed Borrowing denominated in Yen), (b) four Business Days prior to the requested date of any U.S. Committed Borrowing denominated in Yen or any continuation of Eurocurrency Rate Committed Loans denominated in Yen, (c) three Business Days prior to the requested date of any U.S. Committed Borrowing of or continuation of CDOR Rate Loans, (d) three Business Days prior to the requested date of any U.S. Committed Borrowing of or continuation of TIIE Rate Loans and (e) on the Business Day of the requested date of any U.S. Committed Borrowing of Base Rate Committed Loans or of any conversion of Eurocurrency Rate Committed Loans denominated in Dollars to Base Rate Committed Loans.  Each U.S. Committed Borrowing of, conversion to or continuation of Eurocurrency Rate Committed Loans, each U.S. Committed Borrowing of or continuation of CDOR Rate Loans and each U.S. Committed Borrowing of or continuation of TIIE Rate Loans shall be in a principal amount permitted by Section 6.1.1.  Except as provided in Sections 5.3 and 2.5.3, each U.S. Committed Borrowing of or conversion to Base Rate Committed Loans shall be in a principal amount permitted by Section 6.1.1.  Each U.S. Committed Loan Notice shall specify (i) the jurisdiction of the applicable U.S. Borrower and whether such Borrower is a Foreign Borrower, (ii) whether such U.S. Borrower is requesting a U.S. Committed Borrowing, a conversion of U.S. Committed Loans denominated in Dollars from one Type of Dollar-denominated Loans to the other, or a continuation of Eurocurrency Rate Committed Loans, TIIE Rate Loans or CDOR Rate Loans, (iii) the requested date of the U.S. Committed Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iv) the principal amount of U.S. Committed Loans to be borrowed, converted or continued, (v) the Type of U.S. Committed Loans to be borrowed or to which existing U.S. Committed Loans denominated in Dollars are to be converted, (vi) if applicable, the duration of the Interest Period with respect thereto and (vii) the currency of the U.S. Committed Loans to be borrowed or continued.  If the requesting U.S. Borrower fails to specify a currency in a U.S. Committed Loan

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Notice requesting a U.S. Committed Borrowing, then the U.S. Committed Loans so requested shall be made in Dollars.  If the requesting U.S. Borrower fails to specify a Type of U.S. Committed Loan in a U.S. Committed Loan Notice or if the requesting U.S. Borrower fails to give a timely notice requesting a continuation, then the applicable U.S. Committed Loans shall be made as, or converted to, Base Rate Loans; provided that in the case of a failure to timely request a continuation of U.S. Committed Loans denominated in an Alternative Currency of the U.S. Tranche, such U.S. Committed Loans shall be continued as Eurocurrency Rate Committed Loans, TIIE Rate Loans or CDOR Rate Loans, as applicable, in their original currency with an Interest Period of one month.  Any automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Committed Loans.  If the requesting U.S. Borrower requests a U.S. Committed Borrowing of, conversion to or continuation of Eurocurrency Rate Committed Loans, TIIE Rate Loans or CDOR Rate Loans in any such U.S. Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month or 28 days, as applicable.  No U.S. Committed Loan may be converted into or continued as a U.S. Committed Loan denominated in a different currency, but instead must be repaid in the original currency of such U.S. Committed Loan and reborrowed in the other currency.

(d)Section 2.3.3 is amended in its entirety to read as follows:

Section 2.3.3Certain Continuations and Conversions.  Except as otherwise provided herein, a Eurocurrency Rate Committed Loan, a TIIE Rate Loan and a CDOR Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurocurrency Rate Committed Loan, TIIE Rate Loan or CDOR Rate Loan, as applicable.  During the existence of a Default, the U.S. Required Lenders may, at their option, by notice to the U.S. Borrowers (which notice may be revoked at the option of the U.S. Required Lenders notwithstanding any provision of Section 14.1) declare that (a) no U.S. Loans denominated in Dollars may be requested as, converted to or continued as Eurocurrency Rate Committed Loans, and (b) no U.S. Loans denominated in an Alternative Currency may be requested or continued as Eurocurrency Rate Committed Loans, TIIE Rate Loans or CDOR Rate Loans, other than as Eurocurrency Rate Committed Loans, TIIE Rate Loans or CDOR Rate Loans, as applicable, with an Interest Period of one month or 28 days, as applicable.

(e)Section 2.6.1 is amended in its entirety to read as follows:

Section 2.6.1Prepayments of Committed Loans.  Each U.S. Borrower may, upon notice to U.S. Funding Agent, at any time or from time to time voluntarily prepay U.S. Committed Loans in whole or in part without premium or penalty; provided that (a) such notice must be in a form acceptable to U.S. Funding Agent and be received by U.S. Funding Agent, not later than 11:00 a.m., (i) three Business Days prior to any date of prepayment of Eurocurrency Rate Committed Loans or CDOR Rate Loans denominated in an Alternative Currency, (ii) two

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Business Days prior to any date of prepayment of Eurocurrency Rate Committed Loans denominated in Dollars or any TIIE Rate Loans and (iii) on the date of prepayment of any Base Rate Committed Loans; and (b) any prepayment of U.S. Committed Loans shall be in a principal amount permitted by Section 6.1.2 or, if less, the entire principal amount thereof then outstanding; provided that if U.S. Lenders have made any U.S. Committed Loans pursuant to Section 2.5.3 or 5.3.2, then the applicable U.S. Borrower may make a prepayment in any other amount so long as, after giving effect thereto, the aggregate principal amount of all Base Rate Committed Borrowings is in the principal amount of $1,000,000 or a higher integral multiple of $100,000.  Each such notice shall specify the date and amount of such prepayment and the Type(s) of Committed Loans to be prepaid and, if Eurocurrency Rate Committed Loans, TIIE Rate Loans or CDOR Rate Loans are to be prepaid, the Interest Period(s) of the applicable Loans.  U.S. Funding Agent will promptly notify each U.S. Lender and each Fronting Lender, as applicable, of its receipt of each such notice, and of the amount of such U.S. Lender’s Applicable Tranche Percentage of such prepayment.  If such notice is given by such U.S. Borrower, then such U.S. Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.  Any prepayment of a Eurocurrency Rate Committed Loan, TIIE Rate Loan or CDOR Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amount required pursuant to Section 7.5.  Subject to Sections 2.2.4 and 6.8.3, each such prepayment shall be applied to the U.S. Committed Loans of U.S. Lenders in accordance with their respective Applicable Tranche Percentages.

1.3Amendment to Section 3.2.3.  Section 3.2.3(a)(i) is amended in its entirety to read as follows:

(i)On the Trigger Date, the outstanding principal amount of Euro Committed Loans denominated in an Alternative Currency (other than an Alternative Currency denominated in Dollars, Sterling, or Yen) shall be converted to Euros at the Euro Equivalent thereof based on the Spot Rate as of the Trigger Date, but only if any portion of such Euro Committed Loans is funded with a Euro Fronting Loan.  Once converted to Euros pursuant to the foregoing sentence, such Euro Committed Loans shall be denominated in Euros for all purposes of this Agreement.  After giving effect to such conversion, on the Trigger Date or as soon as practicable thereafter, Euro Funding Agent shall notify each Euro Non-Qualified Lender of its obligation to fund its participation in each applicable Euro Fronting Loan.  Each applicable Euro Non-Qualified Lender shall make the amount of its participation in each applicable Euro Fronting Loan specified in such notice available to Euro Funding Agent in Same Day Funds for the account of the applicable Fronting Lender at Euro Funding Agent’s Office for payments in the same currency as the applicable Euro Fronting Loan (after giving effect to the conversion described above in this clause (i)) not later than 11:00 a.m., Brussels time, on the Business Day specified in such notice.  The applicable Borrower shall indemnify each applicable Agent and Lender for any loss, cost or expense incurred by such Agent or Lender in connection with any conversion of Euro

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Committed Loans pursuant to this clause (i), together with any amounts owed pursuant to Section 7.5.

1.4Amendment to Section 4.2.3.  Section 4.2.3(a)(i) is amended in its entirety to read as follows:

(i)On the Trigger Date, the outstanding principal amount of Yen Committed Loans denominated in an Alternative Currency (other than an Alternative Currency denominated in Dollars, Sterling, or Euro) shall be converted to Yen at the Yen Equivalent thereof based on the Spot Rate as of the Trigger Date, but only if any portion of such Yen Committed Loans is funded with a Yen Fronting Loan.  Once converted to Yen pursuant to the foregoing sentence, such Yen Committed Loans shall be denominated in Yen for all purposes of this Agreement. After giving effect to such conversion, on the Trigger Date or as soon as practicable thereafter, Yen Funding Agent shall notify each Yen Non-Qualified Lender of its obligation to fund its participation in each applicable Yen Fronting Loan.  Each applicable Yen Non-Qualified Lender shall make the amount of its participation in each applicable Yen Fronting Loan specified in such notice available to Yen Funding Agent in Same Day Funds for the account of the applicable Fronting Lender at Yen Funding Agent’s Office for payments in the same currency as the applicable Yen Fronting Loan (after giving effect to the conversion described in this clause (i)) not later than 1:00 p.m., Tokyo time, on the Business Day specified in such notice.  The applicable Borrower shall indemnify each applicable Agent and Lender for any loss, cost or expense incurred by such Agent or Lender in connection with any conversion of Yen Committed Loans pursuant to this clause (i), together with any amounts owed pursuant to Section 7.5.

1.5Amendment to Section 5.1.1.  Section 5.1.1(a) is amended in its entirety to read as follows:

(a)subject to Section 5.2.3, the expiry date of such requested Letter of Credit would occur more than 36 months after the date of issuance (or, if applicable, the most recent extension) thereof, unless the applicable Tranche Required Lenders have approved such expiry date; or

1.6Amendments to Article VI.

(a)Section 6.1.1 is amended in its entirety to read as follows:

Section 6.1.1.Borrowing, Conversion, Continuation Amounts.  Any Committed Borrowing, conversion or continuation under an Available Tranche in any of the following currencies shall be in the following principal amounts: (a) for Committed Borrowings of, conversions to or continuations of Loans denominated in Dollars, $1,000,000 or any higher whole multiple of $100,000, (b) for Committed Borrowings of, conversions to or continuation of Loans denominated in Euro, EUR 1,000,000 or any higher whole multiple of EUR 100,000, (c) for

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Committed Borrowings of, conversions to or continuations of Loans denominated in Sterling, £1,000,000 or any higher whole multiple of £100,000, (d) for Committed Borrowings of, conversions to or continuations of Loans denominated in Yen, any whole multiple of ¥100,000,000, (e) for Committed Borrowings of, conversions to or continuations of CDOR Rate Loans, Cdn$1,000,000 or a higher whole multiple of Cdn$100,000, (f) for Committed Borrowings of, conversions to or continuations of Loans denominated in Pesos, Ps$5,000,000 or any higher multiple of Ps$1,000,000, and (g) for Committed Borrowings, conversions or continuations under a Supplemental Tranche, the minimum and whole multiple amounts set forth in the applicable Supplemental Addendum.

(b)Section 6.1.2 is amended in its entirety to read as follows:

Section 6.1.2Prepayment Amounts.  Any prepayment under a Tranche in any of the following currencies shall be in the following aggregate principal amounts (a) for prepayments of Loans denominated in Dollars, $1,000,000 or any higher whole multiple of $100,000, (b) for prepayments of Loans denominated Euro, EUR 1,000,000 or any higher whole multiple of EUR 100,000, (c) for prepayments of Loans denominated in Sterling, £1,000,000 or any higher whole multiple of £100,000, (d) for prepayments of Loans denominated in Yen, any whole multiple of ¥100,000,000, (e) for prepayments of Loans denominated in Canadian Dollars, Cdn$1,000,000 or a higher whole multiple of Cdn$100,000, (f)  for prepayments of Loans denominated in Pesos, Ps$5,000,000 or any higher multiple of Ps$1,000,000, and (g) for prepayments under any Supplemental Tranche, the minimum and whole multiple amounts set forth in the applicable Supplemental Addendum.

(c)In Section 6.4.1, clauses (e), (f), (g) and (h) are renumbered as clauses (f), (g), (h) and (i), and the following new clause (e) is inserted after clause (d):

(e)each TIIE Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the TIIE Rate for such Interest Period plus the Applicable Margin;

1.7Amendments to Article VII.

(a)The following new section is added as Section 7.3.3 immediately following Section7.3.2.

Section 7.3.2TIIE Rate.  (i) If the Banco de México fails to publish the TIIE for the applicable Interest Period on the first Business Day of such Interest Period, either temporarily or on a definitive basis, the TIIE Rate shall be calculated applying any rate published by the Banco de México in substitution of the applicable TIIE Rate; and (ii) if (i) above is not available, the TIIE Rate shall be calculated based on the annual yield for the TIIE for a period closest to the duration of the applicable Interest Period, either compounded or calculated based on a 28, 91 or 182 day, as applicable, equivalent basis in substitution of the TIIE Rate.

16220848_14	11	First Amendment to Amended and Restated Global Senior Credit Agreement

(b)Section 7.5(d) is amended in its entirety to read as follows:

(d)any assignment of a Eurocurrency Rate Loan, TIIE Rate Loan or CDOR Rate Loan of such Lender to such Borrower on a day other than the last day of the Interest Period therefor as a result of a request by Prologis pursuant to Section 14.12;

(c)The penultimate paragraph of Section 7.5 is amended in its entirety to read as follows:

For purposes of calculating amounts payable by a Borrower to a Lender under this Section 7.5, (A) each Lender shall be deemed to have funded (i) each Eurocurrency Rate Loan made by it at the Eurocurrency Rate for such Loan by a matching deposit or other borrowing in the offshore interbank market for such currency for a comparable amount and for a comparable period, (ii) each CDOR Rate Loan made by it by the acceptance of a bankers’ acceptance for a comparable amount and a comparable period issued by a company of comparable credit quality as Prologis, in each case whether or not the applicable Loan was in fact so funded and (iii) each TIIE Rate Loan made by it by the acceptance of a bankers’ acceptance for a comparable amount and a comparable period issued by a company of comparable credit quality as Prologis, in each case whether or not the applicable Loan was in fact so funded; and (B) the losses and expenses of any Lender resulting from any event described in clause (a) above, any failure by a Borrower to borrow or continue a Loan as contemplated by clause (b) above or any assignment pursuant to clause (d) above shall not exceed the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of the applicable Loan had such event not occurred, at the Eurocurrency Rate applicable (or that would have been applicable) to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate that (I) in the case of a Eurocurrency Rate Loan, such Lender would bid, at the commencement of such period, for deposits in the applicable currency of a comparable amount and period from other banks in the applicable eurocurrency market, (II) in the case of a CDOR Rate Loan, the rate that would be applicable for a CDOR Rate Loan for such period or (III) in the case of a TIIE Rate Loan, the rate that would be applicable for a TIIE Rate Loan for such period.

1.8Amendments to Section 8.2.

(a)The lead-in paragraph to Section 8.2 is amended in its entirety to read as follows:

The obligation of each Lender to honor any request for a Credit Extension (other than a Committed Loan Notice requesting only a conversion of Committed Loans to another Type or a continuation of Eurocurrency Rate Loans, CDOR Rate Loans or TIIE Rate Loans) is subject to the following conditions precedent:

16220848_14	12	First Amendment to Amended and Restated Global Senior Credit Agreement

(b)The last paragraph of Section 8.2 is amended in its entirety to read as follows:

Each request for a Credit Extension (other than a Committed Loan Notice requesting only a conversion of Committed Loans to another Type or a continuation of Eurocurrency Rate Committed Loans, CDOR Rate Loans or TIIE Rate Loans) submitted by Prologis shall be deemed to be a representation and warranty that the conditions specified in Sections 8.2.1 and 8.2.2 have been satisfied on and as of the date of the applicable Credit Extension.

1.9Amendment to Section 9.12.  Section 9.12(a) is amended in its entirety to read as follows:

(a)No Loan Party is engaged or will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock.  Following the application of the proceeds of each Borrowing or drawing under each Letter of Credit, not more than 25% of the value of the assets (either of the applicable Borrower only or of the Companies on a consolidated basis) will be margin stock.

1.10Amendment to Section 11.7.  Section 11.7 is amended in its entirety to read as follows:

11.7Use of Proceeds.  Borrowers shall not use the proceeds of any Credit Extension for any purpose that entails a violation of, or that is inconsistent with, Regulation U or X of the FRB.

1.11Amendment to Section 14.1.1.  Section 14.1.1(e) is amended in its entirety to read as follows:

(e)[Reserved].

1.12Amendment to Section 14.6.  Clause (b) of Section 14.6.2 is amended by inserting the following language as clause (vi) immediately following clause (v):  “Ps$5,000,000 for assignments of Loans denominated on Pesos,”.

1.13Schedule 2.1(a).  Schedule 2.1(a) to the Global Credit Agreement is replaced with Schedule 2.1(a) attached hereto.

SECTION 2.EFFECTIVENESS.  The amendments set forth in Section 1 above shall become effective on the date (the “Effective Date”) on which the following conditions have been met:

2.1Documents.  Global Administrative Agent’s receipt of counterparts of this Amendment executed by Prologis, General Partner and each Lender.

16220848_14	13	First Amendment to Amended and Restated Global Senior Credit Agreement

2.2Fees and Expenses.

(a)Any fees required to be paid on or before the Effective Date shall have been paid.

(b)Unless waived by Global Administrative Agent, Prologis shall have paid all reasonable and documented fees, charges and disbursements of counsel to Global Administrative Agent to the extent invoiced at least one Business Day prior to the Effective Date.

SECTION 3.REPRESENTATIONS AND WARRANTIES.

3.1Representations and Warranties.  The representations and warranties of each Loan Party contained in Article IX of the Global Credit Agreement are true and correct in all material respects on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Section 3.1, the representations and warranties contained in clauses (a) and (b) of Section 9.5 of the Global Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 10.1 of the Global Credit Agreement.

3.2Default.  No Default exists.

SECTION 4.RATIFICATIONS.  Each Loan Party that is a party hereto (a) ratifies and confirms all provisions of the Loan Documents to which it is a party as amended by this Amendment and (b) confirms that no guaranty by such Loan Party under the Loan Documents is released, reduced, or otherwise adversely affected by this Amendment and that each such guaranty continues to guarantee and secure full payment and performance of the present and future Obligations of Borrowers as set forth under the Loan Documents.

SECTION 5.MISCELLANEOUS.

5.1Continuing Effectiveness, etc.  As herein amended, the Global Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.  After the effectiveness hereof, all references in the Global Credit Agreement and any related document to the “Global Credit Agreement” or similar terms shall refer to the Global Credit Agreement as amended hereby. This Amendment is a Loan Document.

5.2Incorporation of Global Credit Agreement Provisions.  The provisions of Sections 14.4 (Expenses; Indemnity; Damage Waiver), 14.10 (Counterparts; Integration; Effectiveness) 14.14 (GOVERNING LAW; JURISDICTION; ETC.) and 14.15 (Waiver of Jury Trial) are incorporated herein by reference as if set forth in full herein, mutatis mutandis.

[Signature pages follow.]

16220848_14	14	First Amendment to Amended and Restated Global Senior Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

PROLOGIS, L.P., a Delaware limited partnership

By:	Prologis, Inc., its sole general partner

	By:	/s/ Timothy D. Arndt
		Name:	Timothy D. Arndt
		Title:	Managing Director and Treasurer

PROLOGIS, INC.

By:	/s/ Timothy D. Arndt
	Name:	Timothy D. Arndt
	Title:	Managing Director and Treasurer

First Amendment to Amended and Restated

Global Senior Credit Agreement

Executed as of the date first written above.

AGENT:

BANK OF AMERICA, N.A., as Global Administrative Agent, U.S. Funding Agent, U.S. Swing Line Lender, and a U.S. L/C Issuer

By:	/s/ John Sletten
John Sletten, Vice President

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

AGENT:

THE ROYAL BANK OF SCOTLAND PLC, as Euro Funding Agent and Euro Swing Line Lender

By:	/s/ R.G.P. de Esch
R.G.P. de Esch

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

AGENT:

SUMITOMO MITSUI BANKING CORPORATION, as Yen Funding Agent and a Yen L/C Issuer

By:	/s/ William G. Karl
	Name:	William G. Karl
	Title:	Executive Officer

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

JPMORGAN CHASE BANK, N.A., as a U.S. L/C Issuer and a U.S. Swing Line Lender

By:	/s/ Jaime Gitler
Name:	Jaime Gitler
Title:	Vice President

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

ING BANK N.V., as a Euro L/C Issuer and a Euro Lender

By:	/s/ Fons Beekwilder
Name:	Fons Beekwilder
Title:	Manager Portfolio Management

By:	/s/ Arie Hubers
Name:	Arie Hubers
Title:	Managing Director

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

FRONTING LENDER:

BANK OF AMERICA, N.A., as a Fronting Lender

By:	/s/ John Sletten
John Sletten, Vice President

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

FRONTING LENDER:

JPMORGAN CHASE BANK, N.A., as a Fronting Lender

By:	/s/ Jaime Gitler
Name:	Jaime Gitler
Title:	Vice President

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

THE ROYAL BANK OF SCOTLAND PLC, as a Fronting Lender

By:	/s/ R.G.P. de Esch
R.G.P. de Esch

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

FRONTING LENDER:

SUMITOMO MITSUI BANKING CORPORATION, as a Fronting Lender

By:	/s/ William G. Karl
	Name:	William G. Karl
	Title:	Executive Officer

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

LENDERS:

BANK OF AMERICA, N.A., as a U.S. Lender and a Euro Lender

BANK OF AMERICA, N.A., TOKYO BRANCH, as a Yen Lender

By:	/s/ John Sletten
John Sletten, Vice President

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

ASSOCIATED BANK, NATIONAL ASSOCIATION, as a U.S. Lender

By:	/s/ Michael J. Sedivy
	Name:	Michael J. Sedivy
	Title:	Senior Vice President

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

THE BANK OF NOVA SCOTIA, as a U.S. Lender

By:	/s/ Chad Hale
Name:	Chad Hale
Title:	Director & Execution Head, REGAL

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a U.S. Lender

By:	/s/ Charles Stewart
Name:	Charles Stewart
Title:	Director

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

BNP PARIBAS, as a U.S. Lender

By:	/s/ Duane Helkowski
Name:	Duane Helkowski
Title:	Managing Director

By:	/s/ Kwang Kyun Choi
Name:	Kwang Kyun Choi
Title:	Vice President

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

BRANCH BANKING AND TRUST COMPANY, as a U.S. Lender

By:	/s/ Brad Bowen
Name:	Brad Bowen
Title:	Senior Vice President

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

CITIBANK, N.A., as a U.S. Lender

By:	/s/ John C. Rowland
Name:	John C. Rowland
Title:	Vice President

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

COMPASS BANK, as a U.S. Lender

By:	/s/ Brian Tuerff
Name:	Brian Tuerff
Title:	SVP

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a U.S. Lender

By:	/s/ Adam Jenner
Name:	Adam Jenner
Title:	Director

By:	/s/ Steven Jonassen
Name:	Steven Jonassen
Title:	Managing Director

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

GOLDMAN SACHS BANK USA, as a U.S. Lender

By:	/s/ David Cirigliano
Name:	David Cirigliano
Title:	Authorized Signatory

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

HSBC BANK USA, N.A., as a U.S. Lender

By:	/s/ Rumesha Ahmed
Name:	Rumesha Ahmed
Title:	Vice President

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

JPMORGAN CHASE BANK, N.A., as a U.S. Lender

By:	/s/ Jaime Gitler
Name:	Jaime Gitler
Title:	Vice President

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

LLOYDS BANK PLC, as a U.S. Lender

By:	/s/ Erin Walsh
Name:	Erin Walsh
Title:	Assistant Vice President

By:	/s/ Daven Popat
Name:	Daven Popat
Title:	Senior Vice President

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

MIZUHO BANK, LTD., as a U.S. Lender

By:	/s/ John Davies
Name:	John Davies
Title:	Authorized Signatory

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

MORGAN STANLEY BANK, N.A., as a U.S. Lender

By:	/s/ Dmitriy Barskiy
Name:	Dmitriy Barskiy
Title:	Authorized Signatory

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

PNC BANK, NATIONAL ASSOCIATION, as a U.S. Lender

By:	/s/ Nicholas Zitelli
Name:	Nicholas Zitelli
Title:	Senior Vice President

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

REGIONS BANK, as a U.S. Lender

By:	/s/ Kyle D Upton
Name:	Kyle D Upton
Title:	Vice President

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

THE ROYAL BANK OF SCOTLAND PLC, as a U.S. Lender

By:	/s/ R.G.P. de Esch
	Name:	RGP de Esch

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

SUMITOMO MITSUI BANKING CORPORATION, as a U.S. Lender

By:	/s/ William G. Karl
	Name:	William G. Karl
	Title:	Executive Officer

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

TD BANK, N.A., as a U.S. Lender

By:	/s/ Rory Desmond
	Name:	Rory Desmond
	Title:	Vice President

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

U.S. BANK NATIONAL ASSOCIATION, a national banking association as a U.S. Lender

By:	/s/ Michael F. Diemer
	Name:	Michael F. Diemer
	Title:	Vice President

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a U.S. Lender

By:	/s/ Ricky S. Nahal
	Name:	Ricky S. Nahal
	Title:	Vice President

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

THE BANK OF NOVA SCOTIA, as a Euro Lender

By:	/s/ Chad Hale
	Name:	Chad Hale
	Title:	Director & Execution Head

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Euro Lender

By:	/s/ Charles Stewart
	Name:	Charles Stewart
	Title:	Director

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

LENDERS:

BNP PARIBAS, as a Euro Lender

By:	/s/ Duane Helkowski
Name:	Duane Helkowski
Title:	Managing Director

By:	/s/ Kwang Kyun Choi
Name:	Kwang Kyun Choi
Title:	Vice President

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

BRANCH BANKING AND TRUST COMPANY, as a Euro Lender

By:	/s/ Brad Bowen
Name:	Brad Bowen
Title:	Senior Vice President

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

CITIBANK, N.A., as a Euro Lender

By:	/s/ John C. Rowland
Name:	John C. Rowland
Title:	Vice President

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Euro Lender

By:	/s/ Adam Jenner
Name:	Adam Jenner
Title:	Director

By:	/s/ Steven Jonassen
Name:	Steven Jonassen
Title:	Managing Director

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

GOLDMAN SACHS BANK USA, as a Euro Lender

By:	/s/ David Cirigliano
Name:	David Cirigliano
Title:	Authorized Signatory

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

HSBC BANK USA, N.A., as a Euro Lender

By:	/s/ Rumesha Ahmed
Name:	Rumesha Ahmed
Title:	Vice President

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

JPMORGAN CHASE BANK, N.A., as a Euro Lender

By:	/s/ Jaime Gitler
Name:	Jaime Gitler
Title:	Vice President

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

LLOYDS BANK PLC, as a Euro Lender

By:	/s/ Erin Walsh
Name:	Erin Walsh
Title:	Assistant Vice President

By:	/s/ Daven Popat
Name:	Daven Popat
Title:	Senior Vice President

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

MIZUHO BANK, LTD, as a Euro Lender

By:	/s/ John Davies
Name:	John Davies
Title:	Authorized Signatory

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

MORGAN STANLEY BANK, N.A., as a Euro Lender

By:	/s/ Dmitriy Barskiy
Name:	Dmitriy Barskiy
Title:	Authorized Signatory

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

MORGAN STANLEY SENIOR FUNDING, INC., as a Euro Lender

By:	/s/ Dmitriy Barskiy
Name:	Dmitriy Barskiy
Title:	Vice President

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

REGIONS BANK, as a Euro Lender

By:	/s/ Kyle D Upton
Name:	Kyle D Upton
Title:	Vice President

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

THE ROYAL BANK OF SCOTLAND PLC, as a Euro Lender

By:	/s/ R.G.P. de Esch
	Name:	RGP de Esch

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

SUMITOMO MITSUI BANKING CORPORATION, as a Euro Lender

By:	/s/ William G. Karl
	Name:	William G. Karl
	Title:	Executive Officer

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Euro Lender

By:	/s/ Ricky Nahal
	Name:	Ricky Nahal
	Title:	Vice President

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

THE BANK OF NOVA SCOTIA, as a Yen Lender

By:	/s/ Chad Hale
	Name:	Chad Hale
	Title:	Director & Execution Head, REGAL

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

CITIBANK, N.A., TOKYO BRANCH, as a Yen Lender

By:	/s/ Yuko Akiya
	Name:	Yuko Akiya
	Title:	Vice President

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, TOKYO BRANCH, as a Yen Lender

By:	/s/ Hiroyuki Ueno
Name:	Hiroyuki Ueno
Title:	Managing Director

By:	/s/ Satoshi Oda
Name:	Satoshi Oda
Title:	Managing Director

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

HSBC BANK USA, N.A., as a Yen Lender

By:	/s/ Rumesha Ahmed
Name:	Rumesha Ahmed
Title:	Vice President

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

ING BANK N.V., TOKYO BRANCH, as a Yen Lender

By:	/s/ Tetsuo Hoshiya
Name:	Tetsuo Hoshiya
Title:	Managing Director

By:	/s/ Riko Kikuchi
Name:	Riko Kikuchi
Title:	Director

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

JPMORGAN CHASE BANK, N.A., as a Yen Lender

By:	/s/ Jaime Gitler
Name:	Jaime Gitler
Title:	Vice President

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

MIZUHO BANK, LTD., as a Yen Lender

By:	/s/ John Davies
Name:	John Davies
Title:	Authorized Signatory

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

SUMITOMO MITSUI BANKING CORPORATION, as a Yen Lender

By:	/s/ William G. Karl
	Name:	William G. Karl
	Title:	Executive Officer

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Executed as of the date first written above.

SUMITOMO MITSUI TRUST BANK, LIMITED, as a Yen Lender

By:	/s/ Hirotaka Shiraiwa
	Name:	Hirotaka Shiraiwa
	Title:	General Manager

Signature Page to

First Amendment to Amended and Restated Global Senior Credit Agreement

Schedule 2.1(a)

SCHEDULE 2.1

COMMITMENTS

AND applicable tranche percentages

2.1(a)

Applicable Tranche Percentage – U.S. Commitments

Lender	Commitment (in US Dollars)	Applicable Percentage	Currency Commitment[1]
			Euro		Sterling		Yen		Canadian Dollars		Pesos		Ability to Lend to Dutch Borrowers[2]
			Yes	No	Yes	No	Yes	No	Yes	No	Yes	No	Yes	No
Bank of America, N.A.	121,949,620.43	6.968549739%	X		X		X		X		X		X
The Royal Bank of Scotland plc	37,500,000.00	2.142857143%	X		X		X		X			X	X
Sumitomo Mitsui Banking Corporation	121,949,620.43	6.968549739%	X		X		X		X			X	X
JPMorgan Chase Bank, N.A.	121,949,620.43	6.968549739%	X		X		X		X		X		X
Associated Bank, National Association	20,000,000.00	1.142857143%	X		X		X		X		X		X
The Bank of Nova Scotia	98,179,779.15	5.610273094%	X		X		X		X			X	X
BNP Paribas	67,307,692.31	3.846153846%	X		X	`	X		X			X	X
Branch Banking and Trust Company	33,653,846.15	1.923076923%	X		X		X		X		X		X

[1]	See clause (a) of the definition of “U.S. Qualified Lender”.
[2]	See clause (b) of the definition of “U.S. Qualified Lender”.

First Amendment to Amended and Restated

Global Senior Credit Agreement

Lender	Commitment (in US Dollars)	Applicable Percentage	Currency Commitment[1]
			Euro		Sterling		Yen		Canadian Dollars		Pesos		Ability to Lend to Dutch Borrowers[2]
			Yes	No	Yes	No	Yes	No	Yes	No	Yes	No	Yes	No
Citibank, N.A.	121,949,620.43	6.968549739%	X		X		X		X		X		X
Compass Bank	25,000,000.00	1.428571429%	X		X		X		X		X			X
Credit Agricole Corporate and Investment Bank	12,918,391.99	0.738193828%	X		X		X		X		X		X
Goldman Sachs Bank USA	127,884,615.38	7.307692307%	X		X		X		X		X		X
HSBC Bank USA, NA	51,673,567.98	2.952775313%	X		X		X		X			X	X
Lloyds Bank plc	23,557,692.31	1.346153846%	X		X		X		X			X	X
Mizuho Bank, Ltd.	98,179,779.16	5.610273095%	X		X		X		X		X		X
Morgan Stanley Bank, N.A.	127,884,615.38	7.307692307%	X		X		X		X		X		X
PNC Bank, National Association	70,000,000.00	4.000000000%	X		X		X		X		X		X
Regions Bank	47,115,384.62	2.692307693%	X		X			X	X		X		X
TD Bank, N.A.	100,000,000.00	5.714285714%	X		X		X		X		X		X
The Bank of Tokyo Mitsubishi UFJ, Ltd.	37,500,000.00	2.142857143%	X		X		X		X		X		X
U.S. Bank National Association	125,000,000.00	7.142857143%	X		X		X		X		X		X
Wells Fargo Bank, National Association	158,846,153.85	9.076923077%	X		X		X		X		X		X
Total	1,750,000,000.00	100.000000000%

First Amendment to Amended and Restated

Global Senior Credit Agreement